UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 28, 2012

HERCULES OFFSHORE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-51582	56-2542838
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

9 GREENWAY PLAZA, SUITE 2200 HOUSTON, TEXAS		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Salary and Bonus Adjustments

On February 28, 2012, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Hercules Offshore, Inc. (the “Company”) approved an increase to the annual base salaries for James W. Noe, Senior Vice President, General Counsel and Chief Compliance Officer, Stephen M. Butz, Senior Vice President and Chief Financial Officer, Terrell L. Carr, Vice President, Worldwide Operations, and Troy L. Carson, Chief Accounting Officer, effective March 5, 2012. The Committee also approved modifications to the threshold, target, and maximum bonus percentages for certain of its executive officers under the Company’s Annual HERO Performance Bonus Plan for 2012. The salary and target bonus percentage modifications are set forth in the following table:

Name of Executive Officer	Previous Salary	New Salary	Previous Bonus Percentages	New Bonus Percentages
James W. Noe	$337,500	$375,000	Threshold –30% Target – 60% Maximum –120%	Threshold –32.5% Target – 65% Maximum –130%

Stephen M. Butz	$300,000	$375,000	Threshold –30% Target – 60% Maximum –120%	Threshold –32.5% Target – 65% Maximum –130%

Terrell L. Carr	$274,500	$325,000	Threshold –30% Target – 60% Maximum –120%	Threshold –32.5% Target – 65% Maximum –130%

Troy L. Carson	$250,000	$300,000	Threshold –20% Target – 40% Maximum –80%	Threshold –30% Target – 60% Maximum –120%

John T. Rynd, the Company’s Chief Executive Officer and President, declined a salary increase that the Committee recommended. At his request, his salary will remain at $630,000 and no salary increase or bonus percentage adjustments were given to Mr. Rynd. The Committee also approved a one-time $50,000 discretionary performance bonus to Troy L. Carson in recognition of his efforts in establishing and managing the accounting procedures for Discovery Offshore S.A. and in integrating the Seahawk assets into the Company’s accounting systems.

Equity Grants

Also on February 28, 2012, the Committee approved equity grants (the “Annual Equity Grants”) for certain of its executive officers. The Annual Equity Grants were annual grants made by the Committee pursuant to the Company’s Policy Regarding the Granting of Equity-Based Compensation Awards, which provides for approval by the Committee of annual equity grants at its meeting during the first or second quarter of each year.

The Annual Equity Grants were made pursuant to the Company’s 2004 Amended and Restated Long-Term Incentive Plan (the “LTIP”) to each of Messrs. Rynd, Noe, Butz, Carr and Carson. Each of the executive officers received (i) restricted stock awards, which vest 1/3 per year and have no performance criteria, and (ii) performance-based restricted stock awards, which vest 1/3 per year, subject to the achievement of company performance objectives with respect to two metrics in 2012. Threshold, target and maximum performance objectives have been established for each metric, with the officer vesting 30% more shares at the maximum level, 30% less shares at the threshold level, with vesting pro rated between levels, and no shares will be issued with respect to a particular metric if the threshold performance objective is not met with respect to such metric.

The performance portion of the grant will be paid out with equity, up to the target goal set for each executive officer, with anything above target being paid out in cash in an amount equal to the value of the equity that would be issuable for the achievement of such performance metrics. At the target level, the restricted stock awards and the performance-based stock awards are 45% and 55%, respectively, of the total target grant. The number of shares issuable to each of the executive officers if the target objectives are achieved with respect to each metric is as set forth below:

Name of Executive Officer	Non Performance- Based Grant	Performance-Based Target Grant	Total Target Grant
John T. Rynd	169,682	207,390	377,072
James W. Noe	55,939	68,370	124,309
Stephen M. Butz	49,724	60,773	110,497
Terrell L. Carr	34,123	41,706	75,829
Troy L. Carson	25,898	31,653	57,551

All of the shares subject to the Annual Equity Grants will vest according to a 3-year vesting schedule on an annual pro rata basis on each of the first three anniversaries of the grant date. The remaining terms and provisions of the Annual Equity Grants will be set forth in Restricted Stock Award Agreements for each executive officer. On February 28, 2012, the Committee approved new forms of Restricted Stock Award Agreements and Stock Option Award Agreements for its executive officers and its non-executive employees and consultants, which forms are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4.

Amended and Restated Employment Agreements

The Company also entered into amended and restated employment agreements (the “Amended Employment Agreements”) with Messrs. Rynd, Noe, Butz, Carr and Carson, each with an effective date of February 28, 2012. These agreements supersede and replace the employment agreements each of these individuals had in place with the Company prior to the effective date. While most of the terms of the original employment agreements remained the same, the Amended Employment Agreements removed the provisions that allowed for the executive officers to receive an excise tax gross-up. The Amended Employment Agreements were also modified to eliminate the indefinite term. The agreements now provide for a definite employment term for each of the executive officers, which term expires on December 31, 2016. In addition to these changes, the Amended Employment Agreements also contain non-compete, non–solicitation and consulting obligations for a one year period post-termination, and require the executives to cooperate with the Company after termination with respect to any claims that relate to the executive’s period of employment with the Company. The Amended Employment Agreements also revised the definitions of Change of Control and Good Reason to provide greater clarity as to what will be deemed to be a Change of Control or a Good Reason termination, as applicable.

The description of the Amended Employment Agreements set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Employment Agreements for Messrs. Rynd, Noe, Butz, Carr and Carson, which are filed as Exhibits 10.5, 10.6, 10.7, 10.8, and 10.9, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement for Executive Officers
10.2	Form of Stock Option Award Agreement for Executive Officers
10.3	Form of Restricted Stock Agreement for Non-Executive Employees and Consultants
10.4	Form of Stock Option Award Agreement for Non-Executive Employees and Consultants
10.5	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and John T. Rynd
10.6	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and James W. Noe
10.7	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and Stephen M. Butz
10.8	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and Terrell L. Carr
10.9	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and Troy L. Carson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: March 2, 2012	By:	/s/ James W. Noe
James W. Noe
Senior Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Restricted Stock Agreement for Executive Officers
10.2	Form of Stock Option Award Agreement for Executive Officers
10.3	Form of Restricted Stock Agreement for Non-Executive Employees and Consultants
10.4	Form of Stock Option Award Agreement for Non-Executive Employees and Consultants
10.5	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and John T. Rynd
10.6	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and James W. Noe
10.7	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and Stephen M. Butz
10.8	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and Terrell L. Carr
10.9	Amended and Restated Executive Employment Agreement, dated February 28, 2012, between the Company and Troy L. Carson